                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

                              NYMEX HOLDINGS, INC.
--------------------------------------------------------------------------------

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
   -----------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
   -----------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
   -----------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
   -----------------------------------------------------------------------------

     (5) Total fee paid:
   -----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
   -----------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
   -----------------------------------------------------------------------------

     (3) Filing Party:
   -----------------------------------------------------------------------------

     (4) Date Filed:
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

                              NYMEX HOLDINGS, INC.
                  ONE NORTH END AVENUE, WORLD FINANCIAL CENTER
                         NEW YORK, NEW YORK 10282-1101
                                 (212) 299-2000
                             ---------------------
        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF NYMEX HOLDINGS, INC.
                       TO BE HELD TUESDAY, MARCH 16, 2004

To the Stockholders of NYMEX Holdings, Inc.:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of NYMEX Holdings, Inc., (the "Company") a Delaware corporation, will be held on Tuesday, March 16, 2004, at 3:00 p.m., (New York Time), at One North End Avenue, Boardroom 1016, New York, New York 10282-1101 for the following purposes:

ELECTION OF DIRECTORS

     - To elect one (1) Chairman director whose term ends in the year 2007;

     - To elect one (1) Floor Broker director whose term ends in the year 2007;

     - To elect one (1) Futures Commission Merchant director whose term ends in the year 2007;

     - To elect one (1) Local director whose term ends in the year 2007;

     - To elect one (1) Trade director whose term ends in the year 2007;

     - To elect one (1) At Large director whose term ends in the year 2007;

     - To elect one (1) Equity Holder director whose term ends in the year 2007; and

     - To elect two (2) Public directors whose terms end in the year 2007.

Other Business

     - Any other business that may properly come before the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice, which you are encouraged to read carefully.

     Only Stockholders of record at the close of business on February 27, 2004 are entitled to notice of and to vote at the Annual Meeting of Stockholders.

     All Stockholders are invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card and proxy envelope in the postage-prepaid envelope enclosed for that purpose in accordance with the voting instructions contained within the Proxy Statement. Any Stockholder attending the Annual Meeting of Stockholders may vote in person even if such person has previously returned a proxy.

     The Board of Directors of New York Mercantile Exchange, Inc., a subsidiary of NYMEX Holdings, Inc. will also be elected at the Annual Meeting of Stockholders of the Company as both boards are presently comprised of the same directors that are elected at the Annual Meeting.

     A Proxy Statement, proxy card, proxy envelope and return envelope accompany this notice.

                                          By Order of the Board of Directors of
                                          NYMEX Holdings, Inc.

                                          GARY RIZZI
                                          Corporate Secretary
Dated: March 5, 2004

                              NYMEX HOLDINGS, INC.
                              ONE NORTH END AVENUE
                             WORLD FINANCIAL CENTER
                         NEW YORK, NEW YORK 10282-1101
                                 (212) 299-2000

                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD TUESDAY, MARCH 16, 2004 AT:
                      ONE NORTH END AVENUE, BOARDROOM 1016
                         NEW YORK, NEW YORK 10282-1101

                    PROXY STATEMENT FOR AN ANNUAL MEETING OF
                                  STOCKHOLDERS

     The enclosed Proxy is solicited on behalf of NYMEX Holdings, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, March 16, 2004 at 3:00 p.m., (New York Time), and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at One North End Avenue, Boardroom 1016, New York, New York 10282-1101.

     All shares of common stock represented by proxy will be voted in the manner indicated on the proxy card. Your presence at the Annual Meeting will not revoke your proxy, but if you vote at the meeting, that vote will revoke your proxy as to the matter on which your vote is cast at the meeting.

     The Company anticipates that the proxy solicitation materials will be mailed on or about March 5, 2004 to all Stockholders entitled to vote at the Annual Meeting. Only Stockholders of record as of the close of business on February 27, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment of the meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD AND PROXY ENVELOPE PROVIDED.

                             QUESTIONS AND ANSWERS

Q: WHAT IS THE RECORD DATE FOR THE ANNUAL MEETING?

A:The holders of record of voting stock at the close of business on February 27, 2004, are entitled to notice of and to cast their vote at the Annual Meeting. At the Record Date, the Company's voting stock included 816 shares of issued and outstanding common stock with a par value of $0.01 per share.

Q: WHAT AM I VOTING ON IN THE ELECTION?

A:As a stockholder of NYMEX Holdings, Inc. you will cast your vote(s) for:

  Election of Directors

        - To elect one (1) Chairman director whose term ends in the year 2007;
        - To elect one (1) Floor Broker director whose term ends in the year
          2007;
        - To elect one (1) Futures Commission Merchant director whose term ends in the year 2007;
        - To elect one (1) Local director whose term ends in the year 2007;
        - To elect one (1) Trade director whose term ends in the year 2007;
        - To elect one (1) At Large director whose term ends in the year 2007;
        - To elect one (1) Equity Holder director whose term ends in the year 2007; and
        - To elect two (2) Public directors whose terms end in the year 2007.

   Other Business

        - Any other business that may properly come before the meeting.

Q: WHO CAN VOTE?

A:The holders of record of voting stock at the close of business on February 27, 2004 (the Record Date) are entitled to notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

Q: HOW DO I CAST MY VOTE IN THE ELECTION?

A:You may cast your vote in person at the annual meeting or by your signed, written proxy. You have been provided with the number of proxy cards and proxy envelopes equal to the number of shares of common stock held by you, which corresponds to the number of NYMEX Exchange seats that you own or that are registered in your name under an ABC Agreement as of the Record Date. Stockholders shall follow the following procedures for voting by proxy:

          1. Complete the proxy card indicating your vote with respect to the election of directors by marking an "X" next to the name of each individual within a particular category of directors for whom you are voting in favor of becoming a director. YOU MAY NOT VOTE FOR MORE THAN THE NUMBER OF OPEN POSITIONS STATED IN THE DIRECTIONS FOR EACH CATEGORY OF DIRECTORS.

          2. Insert the proxy card into the proxy envelope, sign the proxy and seal the proxy envelope. Make certain that you complete the proxy printed on the back of the proxy envelope. Please note that the date must be inserted, and you must sign and print your name on the proxy envelope where indicated. If the proxy envelope and proxy card are not properly filled out, each will be null and void.

          3. Only one proxy card may be inserted into each proxy envelope. If more than one proxy card is inserted into a proxy envelope, all such votes will be null and void. Any proxy card received by the Office of the Corporate Secretary without the enclosed proxy envelope will be null and void.

          4. If the number of proxy cards submitted by a Stockholder exceeds the number of shares of common stock owned or registered to him by virtue of an ABC Agreement, the proxy(ies) bearing the latest date(s) shall be presumed to revoke all proxy(ies) bearing earlier dates.

        5. If the number of proxy cards submitted by a Stockholder exceeds the number of shares of common stock owned or registered to a Stockholder by virtue of an ABC Agreement and such proxy(ies) each bear the latest date, all proxy(ies) signed by the Stockholder shall be null and void.

        6. A Stockholder who personally attends and casts a vote at the Annual Meeting shall be presumed to have revoked all proxy(ies) previously issued by the Stockholder as to the matter on which such vote is cast.

        7. In order to be accepted, proxy card(s) must be received by the Office of the Corporate Secretary located at NYMEX Holdings, Inc., One North End Avenue, Suite 1548, New York, New York 10282-1101, Attention: Donna Talamo, telephone number (212) 299-2372, no later than 3:00 p.m. (New York Time) on Tuesday, March 16, 2004. Proxy card(s) received after 3:00 p.m. (New York
   Time) on Tuesday, March 16, 2004 will not be counted. For your convenience, a self-addressed, postage-paid envelope is enclosed. Please include ONLY ONE completed proxy envelope in ONE self-addressed, postage-paid envelope(s).

        8. Stockholders may vote by facsimile. The fax number is (212) 301-4645. In order to vote by fax, your fax must be received by 3:00 p.m. (New York
   Time) on Tuesday, March 16, 2004 and must be in the form of the enclosed proxy card and proxy envelope. A Stockholder with more than one share of common stock who wishes to vote via fax must submit a separate proxy card and proxy envelope for each share owned or held by virtue of an ABC Agreement in his name.

   The death or incapacity of a person who gives a proxy will not revoke the proxy, unless the fiduciary who has control of the shares represented by the proxy notifies the Office of the Corporate Secretary in writing of such death or incapacity.

Q: CAN I CHANGE MY VOTE?

A:Yes. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Office of the Corporate Secretary of the Company at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Q: HOW MANY VOTES CAN I CAST IN THE ELECTION?

A:Each share of common stock is entitled to one vote on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. Shares of common stock represented by properly executed proxy(ies) will, unless such proxy(ies) has been previously revoked, be voted in accordance with the instructions indicated thereon. The Company will bear the cost of soliciting proxies but will not bear the cost of solicitation by Stockholders. The Company is soliciting proxies by mail. Directors and Stockholders may solicit proxies personally, by facsimile or by telephone.

     ANY QUESTIONS OR REQUESTS FOR ASSISTANCE REGARDING THE ANNUAL MEETING OF STOCKHOLDERS, THIS PROXY STATEMENT, THE ENCLOSED PROXY CARD OR PROXY ENVELOPE MAY BE DIRECTED TO: OFFICE OF THE CORPORATE SECRETARY -- NYMEX HOLDINGS, INC., ONE NORTH END AVENUE, SUITE 1548, NEW YORK, NEW YORK 10282-1101, ATTENTION:
DONNA TALAMO, TELEPHONE: (212) 299-2372, FAX: (212) 301-4645.

QUORUM; REQUIRED VOTE; ABSTENTIONS; NON-VOTES -- NYMEX HOLDINGS, INC.
                                                    (THE "COMPANY")

     The presence in person or by proxy of the holders of one-third of the outstanding shares of the Company's common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting of Stockholders. Elections of directors shall be determined by a plurality of the votes cast. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum. Abstentions and non-votes will also be counted for purposes of determining the presence or absence of a quorum, but they will not be counted as votes cast.

                                    PROPOSAL

                             ELECTION OF DIRECTORS

NOMINEES

     The Certificate of Incorporation and bylaws of the Company provide for a Board of Directors of twenty-five (25) directors. At present, there are nine (9) expiring director positions. In each category other than the Public Director category, there is one position to be filled for a term expiring in 2007. There are two (2) positions to be filled in the Public Director category, each to expire in 2007.

The name of each nominee, together with his respective category, is set forth below:

                                    CHAIRMAN
                             (ONE three-year term)

MITCHELL STEINHAUSE                   Vice Chairman                                             Age 56
                                      Director since 1992
                                      Member since 1975

Mr. Steinhause was elected Vice Chairman of the Board in March 2000. He is presently a local trader. He has previously served as Corporate Secretary from 1996 to 1998 and has been a member of NYMEX Exchange since 1975 as both a floor broker and a local trader.

                                  FLOOR BROKER
                             (ONE three-year term)

GORDON RUTLEDGE                       Director since 2001                                       Age 50
                                      Member since 1981

Mr. Rutledge began his career as the commodity newswire editor at Merrill Lynch & Co. in 1976. He became a broker in 1981. In 1991, Mr. Rutledge started Onyx Brokerage Inc. He has been a Vice President of AAA Capital Management since December 1997.

                          FUTURES COMMISSION MERCHANT
                             (ONE three-year term)

GARY RIZZI                            Secretary                                                 Age 49
                                      Director since 1995
                                      Member since 1983

Mr. Rizzi has been the Company's Secretary since 2001. Mr. Rizzi is currently a Vice President of A.G. Edwards & Sons, Inc. He has been a director since 1995. Mr. Rizzi has been Vice President of AGE Commodity Clearing Corp. since 2001 and was an Associate Vice President since 1985. Mr. Rizzi has served on the Executive Committee since 2000. He is also a member of the COMEX Division and both divisions of the New York Board of Trade.

                                     LOCAL
                             (ONE three-year term)

DANIEL DICKER                         Member since 1990                                         Age 43

Daniel Dicker has been a local on the New York Mercantile Exchange for his entire 22-year career. He was involved in developing the new NYMEX Division PJM electricity futures contracts. Mr. Dicker has served on various committees, including the Electricity Steering and Advisory Committee as well as the Floor Broker

Advisory Committee. He has also participated as part of the Exchange team for the past six years in the Swim Across America, a charitable event that raises hundreds of thousands of dollars for cancer research.

MICHAEL MCCALLION                     Member since 1982                                         Age 59

Mr. McCallion, who has been trading for his own account since 1990, began his career as a COMEX clerk for Dean Witter Reynolds and became Vice President of its energy floor operation. He also spent two years in the U. S. Armed Forces. Mr. McCallion is a member of the Arbitration, Facilities, Finance, Project Management, Membership, Members' Benefit and Food Services Committees. Additionally, he was the only non-board member to serve on the project management committee for the development of the Exchange headquarters.

MITCHELL STERN                        Member since 1991                                         Age 47

Mr. Stern has worked on the floor of the Exchange for more than 25 years. He has been a member of COMEX since 1982 and a member of the New York Mercantile Exchange since 1991. Mr. Stern has been an independent trader since 1986 and is presently a Settlement Committee member.

                                     TRADE
                             (ONE three-year term)

STEPHEN FORMAN                        Director since 2002                                       Age 48
                                      Member since 2000

Stephen L. Forman began his career as a margin clerk for Shearson Hayden Stone in 1974. He is a conferring member and Senior Vice President of Prudential Financial Derivatives, LLC since 2003. Mr. Forman has served on various exchange committees and Futures Industry operations committees, including the Board of Directors of Futures and Options for Kids, and has been an arbitrator for the National Futures Association since 1992. Mr. Forman is currently a member of the COMEX Business Conduct Committee and on the board of the New York Clearing Corporation.

                                    AT LARGE
                             (ONE three-year term)

KENNETH GARLAND                       Director since 2001                                       Age 55
                                      Member since 1981

Mr. Garland began trading on NYMEX Exchange as a local trader in 1981. In 1982 and 1983, he also acted as a floor broker. Since 1983, he has traded exclusively as a local trader. In 1994, he was recommended by NYMEX Exchange to be a representative on the National Futures Association membership appeals subcommittee, a position he holds to this day.

                                 EQUITY HOLDER
                             (ONE three-year term)

BRUCE FEIN                            Member since 1982                                         Age 48

In early 1981, Mr. Fein became a broker on the New York Mercantile Exchange, working for NIVEL Commodities, an independent floor brokerage company trading heating oil. By 1982, NIVEL Commodities became one of the largest privately owned floor brokerage companies, with the futures commission merchant Premier Man as a main client and Mr. Fein servicing them. In 1985, Mr. Fein was hired to be Premier Man's first floor broker. In 1988, Mr. Fein became a local, solely trading his own account for eight years. During his time at the Exchange, Mr. Fein served on the Membership Committee and the Broker Training Committee.

HARVEY GRALLA                         Member since 1980                                         Age 60

Mr. Gralla began his career in the life insurance field and received a Chartered Life Underwriter degree. In 1980, at 36, he changed careers, purchased a seat on the Exchange and traded on the floor for 17 years. In addition to being an equity holder on the Exchange, he is also currently an active off-the-floor trader in the NYMEX Division energy complex.

MICHEL MARKS                          Director since 2001                                       Age 54
                                      Member since 1974

Mr. Marks was Chairman of NYMEX Exchange from 1978 to 1987. He was previously the President of Merc Oil and has been an investor since 1974. Mr. Marks is currently a member of the Board of Directors of Argus Media, Ltd, in London, England. Since 1987, Mr. Marks has been semi-retired. Since 1997, he has been working as a consultant to individuals and small businesses.

RICHARD SAITTA                        Member since 1976                                         Age 54

Mr. Saitta was an independent floor broker and President of Star Futures Corp. from 1983 until 2003. He has been a member of NYMEX Exchange since 1976 and was a director from 1983 until 2003.

                                     PUBLIC
                             (TWO three-year terms)

RONALD COMERCHERO                     Member until 1999                                         Age 51

Ronald Comerchero has been a member of the Exchange for 18 years, trading energy futures as a local, executing orders as a floor broker, and managing a successful futures commission merchant. In the mid-1980s, Mr. Comerchero conceived and helped form a special committee to explore linkages to the International Petroleum Exchange. In 1993, Mr. Comerchero was elected to the Exchange board, on which he served for two years. For the past five years, Mr. Comerchero has been the managing member of his own proprietary trading and asset management firms. Mr. Comerchero has recently resigned from the Board of Directors of TGFIN Holdings, Inc. ("TGFIN"), although he remains a minority stockholder of that company. On January 27, 2003, a wholly-owned subsidiary of the Company, Tradingear Acquisition LLC, entered into an Asset Purchase Agreement with TGFIN and its operating subsidiary, TradinGear.com. Pursuant to this agreement, TGFIN and TradinGear.com were paid $3 million for certain assets, including certain tangible assets and software which the Company had previously been licensing from TradinGear.com.

HARLEY LIPPMAN                        Public Director since 1999                                Age 49

Mr. Lippman is the founder, owner and chief executive officer of the information technology consulting company Genesis 10, which he founded in 1999. He was also the founder and sole owner of Triad Data Inc., an information technology consulting firm he sold in 1998. Mr. Lippman is Co-Chairman of the Dean's Council-Columbia University School of International and Public Affairs. In addition, Mr. Lippman is the Vice-Chair of the National Governing Council of the American Jewish Congress, and is on the National Commission and Executive Committee of the Anti-Defamation League.

ROBERT STEELE                         Public Director since 1999                                Age 65

Mr. Steele was a Public director from 1988 to 1994 and was re-appointed to the Board in 1999. A former banker, he is Vice Chairman of John Ryan Company, an international financial services marketing firm, and is Director of the Merlin Financial Center in Stamford, CT. Mr. Steele serves as an outside director on four corporate boards and is Chairman of the Board of Moore Medical Corporation. Additionally, Mr. Steele was a U.S. Congressman (Second District, CT) from 1970-1974.

     INFORMATION REGARDING THE CURRENT BOARD OF DIRECTORS, OTHER THAN THOSE SEEKING ELECTION

VINCENT VIOLA               Chairman                                      Age 48
                            Director since 2001
                            Member since 1982

Mr. Viola was elected Chairman in 2001. In 1985, Mr. Viola founded Pioneer Futures, Inc., a clearing member of NYMEX Exchange, the COMEX Division and the New York Board of Trade. In 1987, Mr. Viola formed the First Bank Group that operates community banks in Dallas and the surrounding Texas area. From 1993 to 1996 he served as Vice Chairman of the Board of NYMEX Exchange. During his tenure, Mr. Viola served as chairman of the strategic planning committee and was instrumental in developing the NYMEX ACCESS(R) electronic trading platform. In 1990, he formed a proprietary futures and options trading group on NYMEX Exchange and the International Petroleum Exchange.

RICHARD SCHAEFFER           Treasurer                                     Age 51
                            Director since 1990
                            Member since 1981

Mr. Schaeffer has been an executive of Global Energy Futures for ABN AMRO, Inc. since 1997. Mr. Schaeffer has been the NYMEX Division's Treasurer since March 1993. From 1992 to 1997, Mr. Schaeffer had been a Senior Vice President/Director of the Chicago Corp., which was a clearing member of both NYMEX Exchange and the COMEX Division until its buy-out by ABN AMRO, Inc. He is also a member of the Board of Directors of the Juvenile Diabetes Foundation.

STEPHEN ARDIZZONE           Director since 2003                           Age 42
                            Member since 1986

Stephen Ardizzone began his career as a COMEX clerk from 1981 to 1983. After seeing the potential growth of NYMEX, he moved to crude oil where he worked for three years as a clerk for Rafferty Associates and Smith Barney before forming his own brokerage operation, Zone Energy. In 2002, Mr. Ardizzone and his brother founded Bluefin Energy Trading which became a member firm. He has been active and instrumental on various committees for the last 17 years, including marketing, floor, facilities and control, and currently Floor Broker Advisory, Compliance Review, Business Conduct, and By-laws/rules.

ERIC BOLLING                Director since 2002                           Age 42
                            Member since 1988

Mr. Bolling began his career at NYMEX as a floor broker for SHB Commodities in 1988. Previously, he worked for Mobil Oil as a marketing representative. He currently serves on the Corporate Governance, Membership, Natural Gas Advisory, Natural Gas Settlement Committee, Floor Committee Ring Chairman in Natural Gas and Local Advisory Committees at the Exchange. In the past, Mr. Bolling has served on the Adjudication, Floor and Options Advisory Committees. Additionally, he is a seat owner and member of COMEX and NYBOT. Since 1991, Mr. Bolling has been an independent floor trader.

JOSEPH CICCHETTI            Director since 2001                           Age 51
                            Member since 1974

Mr. Cicchetti is a member of NYMEX Exchange and the New York Board of Trade. He has been a member of the Board of Directors since 2001. Mr. Cicchetti is currently trading, managing and consulting with some of the larger futures and NASDAQ day trading operations located at NYMEX Exchange. Mr. Cicchetti has traded commodities on NYMEX Exchange as a ring trader and floor broker for more than 27 years. He is also an educator and lecturer, conducting public and private seminars on the art of technical trading.

JOHN CONHEENEY              Public Director since 1996                    Age 74

Mr. Conheeney retired as the CEO of Merrill Lynch Futures Inc. in 1994. Mr. Conheeney has spent his entire career in the futures industry beginning as a trainee with Merrill Lynch. As part of that program, he worked on the floors of NYMEX and COMEX as a clerk. He was a member of the Board of Directors for the Chicago Board of Trade, the Chicago Mercantile Exchange, Globex and the COMEX Division.

JOEL FABER                  Director since 2001                           Age 63
                            Member since 1978

Mr. Faber founded Faber's Futures in 1978 to trade on behalf of major oil and gasoline companies. He was elected to the Board of Directors of NYMEX Exchange for two consecutive terms from 1982 to 1989 and served on the Executive Committee for three years. In 2001, he was elected to a two-year term on the Board of Directors of the NYMEX Exchange and in 2003 he was re-elected to a three year term. Mr. Faber has served as an arbitrator with the National Association of Securities Dealers.

MELVYN FALIS                Public Director since 2001                    Age 63

Mr. Falis has been a partner in Gusrae, Kaplan & Bruno, PLLC since 1987. He had been a public member of the Board of Directors of New York Futures Exchange and, since 1999, has served as a public member of the Board of Directors of the Commodity Floor Brokers and Traders Association. In addition, Mr. Falis is currently the Chairman of the Corporate Governance Committee, Co-Chairman of the International Advisory Committee and Co-Vice Chairman of the International Marketing Committee. He served as General Counsel of NYMEX Exchange from 1977 to 1983 and was a principal author of the heating oil contract. Prior to serving as NYMEX's General Counsel, he was commodities and securities counsel for Prudential Securities.

A. GEORGE GERO              Director since 1999                           Age 67
                            Member since 1966

Mr. Gero is currently a Senior Vice President of Legg Mason Wood Walker, Inc. Mr. Gero had been a Senior Vice President-Investments and a First Vice President of the Futures Division of Prudential Securities Inc., since 1988. Mr. Gero had first served as a board member of NYMEX Exchange in 1976 and has been a member of COMEX since 1976, the American Stock Exchange since 1995 and NYMEX Exchange since 1966. He is also the Chairman of the Commodity Floor Brokers and Traders Association, Co-Chairman of the Government Relations committee, Vice Chairman of the NYMEX PAC and Vice Chairman of the Corporate Governance Committee. Mr. Gero is currently a board member of the New York Futures Exchange, International Precious Metals Institute and FINEX, and was previously a director of the Commodity Clearing Corporation. In addition, Mr. Gero is currently a board member of the PBOT division of the Philadelphia Stock Exchange.

DAVID GREENBERG             Director since 2000                           Age 39
                            Member since 1990

Mr. Greenberg has been the President of Sterling Commodities Corp. since 1996. Mr. Greenberg has been a member of NYMEX Exchange since 1990 and of the COMEX Division since 1988. He is Chairman of the Security committee and Vice Chairman of the Local, NYMEX ACCESS(R), Government Relations, Marketing, and Corporate Governance Committees and Co-Chairman of the International Advisory committee. He also serves as a member of the New York Board of Trade and as a director of the Commodity Floor Brokers and Traders Association and the Futures and Options for Kids charity.

E. BULKELEY GRISWOLD        Public Director since 1996                    Age 65

Mr. Griswold has been the Managing Director of L&L Capital Partners since 1997. Since 1983, Mr. Griswold has been President and General Partner of Market Corp. Ventures, a Division of Market Corp. of America. He also serves on the boards of Southern Connecticut Advisory Board of Fleet Bank, the Trust Company of Connecticut and Scan-Optics, Inc.

JESSE HARTE                 Director since 2000                           Age 45
                            Member since 1983

Presently Mr. Harte is an officer of Energy Merchants, Inc. Mr. Harte was previously employed by Duke Energy Merchants, LLC., a commodity trading firm, from 1996 to 2003. Mr. Harte has been a member of NYMEX Exchange since 1983. He was formerly an owner of Bay Area Petroleum, a large independent floor brokerage operation, and a Senior Vice President of Daiwa Securities, a futures commission merchant. Mr. Harte currently leases a membership/seat from Carr Futures.

SCOTT HESS                  Director since 1997                           Age 46
                            Member since 1982

Mr. Hess has been a partner in G&H Commodities since 1987. He has been a member of NYMEX Exchange since 1982. He is also a director of the Commodity Floor Brokers and Traders Association.

STEVEN KARVELLAS            Director since 1996                           Age 44
                            Member since 1990

Mr. Karvellas has been an independent floor broker since 1990. Mr. Karvellas has been a member of both NYMEX Exchange and the COMEX Division since that time. He has been a member of the Board of Directors since 1996 and served on the Executive Committee from 1998 to 2002. Mr. Karvellas has chaired the Adjudication, Floor Broker Advisory, Natural Gas Advisory, and Arbitration Committees. He has also served as the vice chairman of the Compliance Review Committee, Marketing Committee, and the NYMEX Charitable Foundation. Mr. Karvellas began his career as a member of COMEX in 1984, was elected to the COMEX Board of Governors in 1987, and was elected to the Executive Committee representing the floor group of COMEX in 1989.

KEVIN MCDONNELL             Director since 1999                           Age 44
                            Member since 1984

Mr. McDonnell has been an independent floor trader since 1985. Mr. McDonnell has been a member of NYMEX Exchange since 1984.

JOHN MCNAMARA               Director since 2001                           Age 47
                            Member since 1991

Mr. McNamara has been a Vice President of BancOne Brokerage International Corporation since 1999. From 1992 to 1998, he was a floor broker for ABN AMRO, Inc. Prior to that, he worked for various future commission merchants. Mr. McNamara has been an options floor trader on NYMEX Exchange since 1986. He has been a COMEX member since 1983 where he previously traded options.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of 16 meetings, including an Annual Meeting of Stockholders during 2003. None of the directors attended less than 75% of the meetings. The Board has established Executive, Audit, Compensation, Corporate Governance and certain other committees. The Company does not have a Nominating Committee.

EXECUTIVE COMMITTEE

     The Executive Committee consists of Vincent Viola, Mitchell Steinhause, Richard Schaeffer, Gary Rizzi and Scott Hess. This Committee met 33 times in the year 2003. The Executive Committee may exercise the authority of the Board. The Executive Committee shall perform other duties as are specified by the Board or as are provided in the Company's bylaws and rules.

AUDIT COMMITTEE

     In 2003, the Audit Committee consisted of E. Bulkeley Griswold (Chairman), John Conheeney and Robert Steele. On January 8, 2003, the Board of Directors approved a recommendation that the members of the Audit Committee be increased from three Public Directors to up to five Public Directors, all of whom are independent of management of the Exchange. Melvyn Falis and Harley Lippman were added as members of the Audit Committee. This Committee met 26 times in 2003. The Audit Committee makes decisions concerning the engagement of public accountants, reviews with the public accountants the scope and results of the audit engagement, approves professional services provided by the public accountants, reviews the independence of the public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls.

COMPENSATION COMMITTEE

     The Board of Directors established a Compensation Committee in 2002. The Committee consists of the Public Directors of the Company: Robert Steele (Chairman), E. Bulkeley Griswold, John Conheeney, Melvyn Falis and Harley Lippman. The Compensation Committee met 10 times in the year 2003. In 2003, the Company adopted a Compensation Committee Charter. The Compensation Committee reviews issues related to executive compensation, such as salary and bonus ranges and incentive compensation plans. The Compensation Committee also determines the salary and bonus amounts for the Chairman, Vice Chairman and President and determines annual bonus amounts for the Executive Committee of the Board of Directors. In addition, the Compensation Committee determines salary and bonus amounts for senior vice presidents, and reviews and approves salary and bonus amounts for vice presidents.

CORPORATE GOVERNANCE COMMITTEE

     On April 2, 2003, the Board of Directors established a Corporate Governance Committee. The Corporate Governance Committee was initially established as a working group. The Committee consists of Melvyn Falis (Chairman), E. Bulkeley Griswold, Eric Bolling, John Conheeney, Joel Faber, Kenneth Garland, George Gero, David Greenberg, Harley Lippman, Richard Schaeffer and Robert Steele. The Corporate Governance Committee met 7 times in the year 2003. The purpose of the Corporate Governance Committee is to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and oversee the Company's policies, practices and procedures in the area of corporate governance.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     In March 2002, the Company's stockholders approved the creation of an Executive Compensation Committee (the "Committee"). The Committee, consisting of five independent Public Directors of the Board of Directors, has the authority to determine the compensation of executive officers of the Company, to administer and review any compensation plans the Company may adopt, and to carry out such other functions as may be lawfully delegated to it by the Board of Directors. The Committee acts on behalf of the Board of Directors on all matters concerning executive compensation, which includes formulation of compensation policies, determining compensation and issuing a yearly report by the Committee with respect to compensation matters as required by federal securities laws. On July 9, 2003, the Board of Directors adopted a Compensation Committee Charter which delineates the duties and responsibilities of the Compensation Committee regarding executive compensation and other matters.

     The Board of Directors adopted an Incentive Compensation Plan (the "Incentive Plan") which the stockholders approved at their Annual Meeting in 2002, with the intent of avoiding the possibility that the deductibility for Federal income tax purposes of bonus compensation with regard to the year ending December 31, 2002 or future years will be limited by Section 162(m) of the Internal Revenue Code (which under certain circumstances causes compensation to an employee in a year in excess of $1 million not to be deductible to the employer). Nothing precludes the Compensation Committee from making any awards that are outside the scope of the Incentive Plan. Moreover, to maintain flexibility, the Committee has not adopted a policy that all compensation must be deductible.

     Under the Incentive Plan, the Committee may award cash bonuses to executive officers of the Company. Awards of incentive compensation are based upon a percentage of the Company's consolidated earnings before interest, taxes, depreciation and amortization, before giving effect to losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, liquidity incentive programs or other forms of trading rebates and any unusual nonrecurring gain or loss ("EBITDA"). None of the Chairman, the Vice Chairman or the President may receive a bonus award under the Incentive Plan for any fiscal year that exceeds 3.0% of the Company's consolidated EBITDA for that fiscal year. In addition, no other executive officer may be awarded a bonus under the Incentive Plan for any fiscal year that exceeds 1.5% of the Company's consolidated EBITDA for that fiscal year. Bonuses may be payable in single lump sums, or may be payable over periods of years, and may (but will not be required to) be made forfeitable to the extent recipients do not continue to be employed by the Company or its subsidiaries throughout the period during which they are payable.

     During 2003, the Committee conducted ten meetings on executive compensation. The current form of executive compensation is annual total cash compensation. Annual total cash compensation includes base salary and bonus awards at the end of the year. Senior management endeavors to have base salary reflect the market value of an individual's level of responsibilities, competencies and contributions. The Committee strives to ensure that annual bonuses reflect the performance of the Company, as well as individual performance.

     The Chairman's base salary of $600,000 represents the annual stipend to which the Chairman of the Exchange is entitled. This salary amount was put into place in 2000 and the Committee did not modify this amount. The Committee determined that the Chairman was entitled to a bonus of $1.8 million based upon the performance of the Company as measured by EBITDA for the fiscal year 2003.

SUBMITTED BY THE COMPENSATION COMMITTEE
Robert Steele (Chairman)
John Conheeney
Melvyn Falis
E. Bulkeley Griswold
Harley Lippman

                             AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of five independent Public directors of the Company, and operates under a written charter adopted by the Committee and the Board of Directors.

     Management has the primary responsibility for the Company's consolidated financial statements and the reporting process, including the system of internal controls. KPMG LLP, the independent public accountants for the Company, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee has the authority to retain or dismiss the accountants and to monitor the accountants' performance.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters in accordance with Statement on Auditing Standards No. 61 "Codification of Statements on Auditing Standards."

     The independent accountants provided to the Audit Committee the written disclosures and the letter from the independent accountants as required by the Independence Standards Board No. 1 "Independence Discussions With Audit Committee." The Audit Committee discussed with the accountants the accountants' independence.

     The Audit Committee discussed with the Company's internal auditor and independent accountants the plans for their respective audits. The Audit Committee met with the internal auditors and independent accountants, with and without management present, and discussed the results of their examinations, their evaluations of the Company's internal controls and the quality of the Company's financial reporting.

     On June 4, 2003, the Board of Directors approved the recommendation of four members of the Audit Committee to designate Mr. E. Bulkeley Griswold as the Audit Committee Financial Expert in compliance with Section 407 of the Sarbanes-Oxley Act of 2002.

     On January 28, 2004, the Audit Committee established Whistleblower Procedures for the Company which were adopted by the Board of Directors on February 4, 2004.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the Board approve the consolidated financial statements for inclusion in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and the Board accepted the Audit Committee's recommendation.

SUBMITTED BY THE AUDIT COMMITTEE
E. Bulkeley Griswold (Chairman)
John Conheeney
Melvyn Falis
Harley Lippman
Robert Steele

                              INDEPENDENT AUDITORS

     On October 29, 2002, the Board of Directors of the Company ratified the recommendation of the Audit Committee that the accounting firm, KPMG LLP ("KPMG"), be appointed as the independent auditor of the Company for the fiscal year ending December 31, 2002 and thereafter, effective immediately. Representatives from KPMG are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     During the two most recent fiscal years and the subsequent interim period through December 31, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) of the Company.

     KPMG audited the Company's financial statements for the year ended December 31, 2003. The following table shows the fees billed to the Company by KPMG in each of the last two fiscal years:

DESCRIPTION OF FEES                                                2003             2002
-------------------                                           --------------   --------------
Audit Fees..................................................     $402,500         $250,000
  Audit Related Fees(1).....................................       84,500           84,500
  Tax Fee(2)................................................      232,450           67,000
All Other Fees..............................................           --               --
                                                                 --------         --------
                                                                 $719,450         $401,500
                                                                 ========         ========

---------------

(1) Audit-Related Fees represent amounts billed for the audits of the Company's benefit plans, debt compliance report, and other specific reporting requirements of the Company.

(2) Tax fees represent amounts billed for corporate tax compliance and advisory services.

     The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent accountants' independence.

                             PRINCIPAL STOCKHOLDERS

     The following table illustrates that (1) as of March 5, 2004, no director or executive officer of the Company owned more than 1% of all the outstanding shares of common stock of the Company and (2) no person is the beneficial owner of 5% or more of the shares of common stock of the Company. The table sets forth information in respect of directors, executive officers named in the compensation table on page 14 and directors and executive officers as a group. A person has beneficial ownership over shares if the person has voting or investment power over the shares.

                                                               SHARES OF
                                                                 COMMON        PERCENT OF
                                                                 STOCK        COMMON STOCK
                                                              BENEFICIALLY    BENEFICIALLY
NAME OF BENEFICIAL OWNER                                         OWNED           OWNED
------------------------                                      ------------    ------------
DIRECTORS
Vincent Viola...............................................        2                *
Mitchell Steinhause.........................................        1                *
Richard Schaeffer(1)........................................        2                *
Gary Rizzi(2)...............................................        2                *
Stephen Ardizzone...........................................        1                *
Eric Bolling................................................        2                *
Joseph Cicchetti............................................        1                *
John Conheeney..............................................        0
Melvyn Falis................................................        0
Joel Faber..................................................        4                *
Stephen Forman(3)...........................................        1                *
Kenneth Garland.............................................        1                *
Anthony George Gero.........................................        2                *
David Greenberg.............................................        1                *
E. Bulkeley Griswold........................................        0
Jesse Harte (4).............................................        1                *
Scott Hess..................................................        1                *
Steven Karvellas............................................        1                *
Harley Lippman..............................................        0
Michel Marks................................................        2                *
Kevin McDonnell.............................................        1                *
John McNamara(5)............................................        1                *
Gordon Rutledge.............................................        1                *
Robert Steele...............................................        0

EXECUTIVE OFFICERS
J. Robert Collins, Jr.......................................        0
Christopher K. Bowen, Esq...................................        0
All directors and executive officers as a group.............       28              3.4%

---------------
 * less than one percent

(1) Mr. Schaeffer has entered into an ABC Agreement with ABN AMRO, Inc.

(2) Mr. Rizzi has entered into an ABC Agreement with A.G. Edwards & Sons, Inc.

(3) Mr. Forman has entered into an ABC Agreement with Prudential Securities.

(4) Mr. Harte is currently leasing a membership/seat from Carr Futures, Inc. As a lessee, Mr. Harte has no voting control or pecuniary interest in the membership/seat.

(5) Mr. McNamara has entered into an ABC Agreement with BancOne Brokerage International Corporation.

ABC AGREEMENT

     An "ABC Agreement" is an agreement by which a member institution designates an individual to exercise voting rights and other membership privileges with respect to a membership purchased by the member institution, but does not give the individual the power to dispose of the membership. The provisions of an ABC Agreement also apply to the common stock of the Company shown to be beneficially owned by each director shown as being party to an ABC Agreement.

                         EXECUTIVE OFFICER COMPENSATION

     The Summary Compensation Table below sets forth information in respect of the compensation of the Chairman of the Company during 2003 and the persons who were, at December 31, 2003, the other four (4) most highly-compensated executive officers of the Company and its subsidiaries during 2001, 2002 and 2003.

                           SUMMARY COMPENSATION TABLE

                                                                  ANNUAL COMPENSATION
                                                     ---------------------------------------------
                                                                                   ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR    SALARY       BONUS     COMPENSATION(1)(2)(3)
---------------------------                   ----   ---------   ---------   ---------------------
Vincent Viola,                                2003     623,077   1,800,000
  Chairman and Chief Executive Officer......  2002     599,999          --               --
                                              2001     456,923     850,000               --

J. Robert Collins, Jr.,                       2003   1,083,076     900,000           50,784
  President.................................  2002     883,437     750,000           99,372
                                              2001     338,461     350,000               --

Neal L. Wolkoff, Esq.,
  Executive Vice President and                2003     515,384     250,000          391,882
  Chief Operating Officer...................  2002     507,467     500,000               --
                                              2001     500,000     359,615               --

Christopher K. Bowen, Esq.,                   2003     288,640     275,000               --
  General Counsel and Chief Administrative
     Officer................................  2002     256,120     350,000               --
                                              2001     248,860      93,156               --

Mitchell Steinhause,                          2003          --     450,000          112,000
  Vice Chairman.............................  2002          --     400,000          112,000
                                              2001          --     225,000          112,000

---------------

(1) Includes amounts deferred under the Company's 401(k) and deferred compensation plans.

(2) Perquisites and other personal benefits aggregating the lower of $50,000 or 10% of the sum of salary and bonus are not reported.

(3) Includes an additional bonus payment of $300,000 pursuant to Mr. Wolkoff's employment agreement because an initial public offering or private placement of securities did not occur by December 31, 2003.

                           COMPENSATION OF DIRECTORS

     Chairman:  The Chairman receives an annual stipend of $600,000.

     Vice Chairman: The Vice Chairman receives an annual stipend of $100,000 as well as a fee of $1,000 for each monthly board meeting attended. In 2003, the Vice Chairman received a year-end bonus in an amount of $450,000.

     Director: Directors receive a monthly stipend of $2,500, or $30,000 a year and an additional fee of $1,000 for each monthly board meeting attended. In addition, directors serving on the executive committee receive a $20,000 yearly retainer. Directors serving on the Executive Committee are also eligible to receive a year-end bonus in an amount to be determined and approved by the Board. In 2003, the members of the Executive Committee received the following year-end bonus: Scott Hess $110,000; Gary Rizzi $110,000; and Richard Schaeffer $110,000. In addition, director Madeline Boyd received a bonus of $50,000 in recognition of her charitable efforts on behalf of the Exchange and its members in the year 2003.

                             EMPLOYMENT AGREEMENTS

J. ROBERT COLLINS, JR.

     The Company has an employment and compensation agreement with J. Robert Collins, Jr., one of its executive officers through June 30, 2004. This agreement provides for the executive to earn a salary of $1,000,000 for the first two years and $1,200,000 beginning on the second anniversary of the agreement through its termination. In addition to his stated salary, the executive is entitled to an annual bonus based upon achievement of objective performance goals as determined by the Compensation Committee and as set forth under an Incentive Compensation Plan.

     Moreover, the executive shall be entitled to 2% of the value of NYMEX Holdings and NYMEX Exchange over $600 million, upon the occurrence of certain triggering events, including a private placement, public offering or material asset sale. In a private placement or public offering, a 30% transfer of the voting power or economic interest of NYMEX Holdings or NYMEX Exchange would be required for the executive to be entitled to the full 2% value; otherwise, the executive would be entitled to a pro rated amount of the Incremental Value. Incentive payment amounts will vest in 25% increments payable in four installments beginning upon the closing of the transaction and per year for the following three years. Under the terms of the Agreement, Mr. Collins is entitled to a termination payment in the event he is terminated without Cause or for Good Reason. Good Reason in the Agreement is defined as a material reassignment of duties or reporting responsibilities, relocation greater than 50 miles, breach or termination by NYMEX of the Agreement or, most importantly, failure by shareholders to approve a short-term incentive plan or an equity incentive plan in the event of a public offering, private placement or other triggering event. In the event the executive resigns for Good Reason due to the failure by stockholders to approve equity incentives relative to the executive, the executive is entitled to a cash payment in lieu of such equity incentives equal to the value of the incentives he would have received. The general severance payment in the event of resignation for Good Cause (or termination without cause) is two times the sum of base salary or highest annual bonus; however, as noted above, if the payment is due to the disapproval of an equity incentive plan by shareholders, Mr. Collins would be entitled to a larger payment. Additionally, under the terms of the Agreement, Mr. Collins is entitled to a payment of twelve months of base salary plus the most recent annual bonus in the event of a non-renewal of his contract.

NEAL L. WOLKOFF, ESQ.

     The Company has an employment and compensation agreement with Neal L. Wolkoff, Esq., one of its executive officers. This agreement provides for the named officer to earn a minimum salary of $500,000 per year through 2003. In addition to his stated annual salary, the executive shall have the opportunity to receive an annual bonus in an amount to be determined by the Board of Directors, but in no event less than $250,000 per year. Under the terms of the Agreement, Mr. Wolkoff is entitled to a termination payment in the event he is terminated without Cause or for Good Reason. Good Reason in the Agreement is defined as relocation by more than 50 miles of Mr. Wolkoff's principal place of employment or a material uncured breach by the Company. In such event, Mr. Wolkoff is entitled to a termination payment in the amount of (A) a cash payment equal to 200% of the sum of (x) annual salary and (y) the minimum annual bonus payable in prescribed installments over a one-year period.

     On October 27, 2003, Mr. Wolkoff entered into an Agreement and Release which confirmed the non-renewal of his employment agreement and the end of his service as the Executive Vice President of NYMEX Holdings, Inc. effective December 31, 2003. Pursuant to the terms of the Agreement, Mr. Wolkoff will receive a lump sum payment of $250,000 constituting his annual bonus for the year 2003; an additional payment of $500,000 on March 16, 2004, as an amendment to the original Agreement dated January 7, 2004; an additional payment of $25,000 on March 16, 2004 in consideration for the amendment of the Agreement; an additional payment of $500,000 on or before January 7, 2005; and become fully vested as of his Separation Date in his 401(k) and deferred compensation benefits.

     On October 27, 2003, Mr. Wolkoff entered into a Consulting Agreement ("Consultant") with New York Mercantile Exchange, Inc. Pursuant the Agreement, Mr. Wolkoff will be retained as a consultant for a term of 24 months commencing January 1, 2005 and ending December 31, 2006 for a monthly consultancy fee of $25,000. Mr. Wolkoff will be retained to provide advice and services as the President and/or Chairman of the Company may reasonably request. Additionally, the consultancy agreement contains restrictive covenant provisions for the period January 1, 2005 through December 31, 2006.

SAMUEL H. GAER

     The Company has an employment and compensation agreement with Samuel H. Gaer, one of its executive officers. This agreement provides for the named officer to earn a salary of $360,000 per year through March 31, 2006. In addition to his stated annual salary, the executive shall have the opportunity to receive an annual bonus in an amount to be determined by the Board of Directors, but in no event less than $100,000 per year. Under the terms of the Agreement, Mr. Gaer is entitled to a termination payment in the event he is terminated without Cause or for Good Reason. Good Reason in the Agreement is defined as relocation by more than 50 miles of Mr. Gaer's principal place of employment or a material uncured breach by the Company. In such event, Mr. Gaer is entitled to a termination payment in the amount of (A) a cash payment equal to 200% of the sum of (x) annual salary and (y) the minimum annual bonus payable in prescribed installments over a one-year period.

                          DIRECTOR NOMINATION PROCESS

     The nomination process for directors of the company is managed by a Subcommittee of the Membership Committee of the New York Mercantile Exchange, Inc. (the "Subcommittee") To qualify for the Subcommittee, a person must have been a member for one year prior to his or her service. The Subcommittee holds an open meeting to accept recommendations of names for proposed nominees for the Board of Directors. At that meeting, any stockholder may recommend a proposed nominee for each open position. A stockholder may not recommend more than one candidate per category. Written recommendations by stockholders proposing candidates may be presented prior to or at this meeting. Thereafter, a list of the recommendations of proposed nominees is compiled and immediately posted. Additional written recommendations by stockholders for proposed nominees may be submitted to the Subcommittee until a specified date. Thereafter, a final list of recommended names and the categories in which they are proposed to run will be immediately posted.

     After the specified date to nominate candidates, the Subcommittee convenes to make its determination as to the eligibility of the proposed nominees to run in the category for which the candidate was proposed. Such determination is immediately posted. Should the Subcommittee determine that a proposed candidate is ineligible to run in the category for which he was recommended, written notice thereof shall immediately be submitted to that person. To assist the Subcommittee, stockholders may submit information regarding the eligibility of a proposed nominee to the Subcommittee. All such submissions must be received by a specified time and date at the Office of the Corporate Secretary. In addition, a proposed nominee may appeal the Subcommittee's categorization. Such appeal must be made by a specified time. The Subcommittee considers the appeal and makes a final ruling by a specified date. At that time, the Subcommittee assigns the proposed nominees to the proper categories, regardless of the category for which the proposed nominee was originally recommended; however, only persons who were recommended to be candidates for Chairman are eligible to run for that office.

     To be officially nominated, each proposed nominee is required to file with the Office of Corporate Secretary a declaration which states that category in which the person intends to stand for election. Failure to submit a declaration by a specified date will render the proposed nominee ineligible to run in any category.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, officers and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with except that a Form 4 filing was not made on a timely basis to reflect a transfer of one-half share of common stock and one-half Class A membership by Eric Bolling in January 2003 in respect of a sale of a half interest in a NYMEX Division seat to another individual.

                             STOCKHOLDER PROPOSALS

     Proposals that Stockholders wish be included in next year's Proxy Statement for the Annual Meeting to be held in 2005 in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Office of the Corporate Secretary at our principal offices at One North End Avenue, New York, New York 10282-1101 no later than December 31, 2004.

                                 OTHER MATTERS

     Our management knows of no matters, other than the foregoing, that will be presented for action at the Annual Meeting.

                                          By Order of the Board of Directors of
                                          NYMEX Holdings, Inc.

                                          GARY RIZZI
                                          Corporate Secretary

Dated: March 5, 2004

                          INSTRUCTIONS TO VOTE BY FAX

YOU MAY CAST YOUR VOTE(S) BY FACSIMILE:

                       THE FAX NUMBER IS (212) 301-4645.

YOUR FAX MUST BE RECEIVED BY 3:00 P.M. (NEW YORK TIME) ON TUESDAY, MARCH 16, 2004 AND MUST BE IN THE FORM OF THE ENCLOSED PROXY CARD AND PROXY ENVELOPE. A SEPARATE PROXY CARD AND PROXY ENVELOPE MUST BE FAXED FOR EACH SHARE OWNED OR HELD BY AN ABC AGREEMENT.

FOR FURTHER INFORMATION TO VOTE BY FAX, PLEASE REFER TO THE PROXY STATEMENT.

                                   PROXY CARD

                              NYMEX HOLDINGS, INC.

                  One North End Avenue, World Financial Center
                     New York, NY 10282-1101 (212) 299-2372

                                 March 16, 2004

 Place a cross (x) next to the name of each nominee for whom you wish to vote.
--------------------------------------------------------------------------------

  CHAIRMAN OF THE BOARD
  (ONE three-year term to expire 2007)
  VOTE FOR ONE (1)
  [ ] Mitchell Steinhause  (STEN)
  ------------------------------------------------
  FLOOR BROKER
  (ONE three-year term to expire 2007)
  VOTE FOR ONE (1)
  [ ] Gordon Rutledge      (OPEC)(Incumbent)
  ------------------------------------------------
  LOCAL
  (ONE three-year term to expire 2007)
  VOTE FOR ONE (1)
  [ ] Daniel Dicker        (DANO)
  [ ] Michael McCallion    (MMC)
  [ ] Mitchell Stern       (MJS)
  ------------------------------------------------
  FUTURES COMMISSION MERCHANT
  (ONE three-year term to expire 2007)
  VOTE FOR ONE (1)
  [ ] Gary Rizzi           (RAZZ)(Incumbent)
  TRADE
  (ONE three-year term to expire 2007)
  VOTE FOR ONE (1)
  [ ] Stephen Forman       (Incumbent)
  ------------------------------------------------
  AT LARGE
  (ONE three-year term to expire 2007)
  VOTE FOR ONE (1)
  [ ] Kenneth Garland      (CASH)(Incumbent)
  ------------------------------------------------
  EQUITY HOLDER
  (ONE three-year term to expire 2007)
  VOTE FOR ONE (1)
  [ ] Bruce Fein
  [ ] Harvey Gralla
  [ ] Michel Marks         (Incumbent)
  [ ] Richard Saitta
  ------------------------------------------------
  PUBLIC
  (TWO three-year terms to expire 2007)
  VOTE FOR TWO (2)
  [ ] Ronald Comerchero
  [ ] Harley Lippman       (Incumbent)
  [ ] Robert Steele        (Incumbent)

--------------------------------------------------------------------------------

NYMEX HOLDINGS, INC.

                        FOR ENCLOSURE OF PROXY CARD ONLY

                     PLEASE BE SURE TO SIGN ATTACHED PROXY

                                  Fold Here O
                                DO NOT DETACH .

                          SCHEDULE 14A (RULE 14a-101)
          This proxy is solicited on behalf of the Board of Directors of
                              NYMEX HOLDINGS, INC.
                              ONE NORTH END AVENUE
          PROXY              WORLD FINANCIAL CENTER              PROXY
                         NEW YORK, NEW YORK 10282-1101
                       ANNUAL MEETING  -- MARCH 16, 2004

    I hereby constitute and appoint William Nugent and Harry Shulman, and either of them, with full power of substitution, as my proxy or proxies, to appear for me in my name, place and stead, to cast in accordance with my proxy card all votes that I cast at the Annual Meeting to be held on March 16, 2004, and at any adjournment thereof, and to act for me in my name, place and stead, in their discretion, on any other matter which may come before the meeting. My proxy card is enclosed.

                                                      ------------------------------------------------
                                                      Signature

------------------------------------------------      ------------------------------------------------
Date                                                  Print Name

           DO NOT DETACH -- IF YOU DETACH THE PROXY FROM THE ENVELOPE
                       IT WILL INVALIDATE THE PROXY CARD

                                  Fold Here O